Exhibit 10.9

Re-organization Framework Agreement

This Re-organization Framework Agreement (hereinafter referred to as “this Agreement”) is signed on April 18, 2018 in Tianjin by and among:

Party A: Qianhai Equity Investment Fund (Limited Partnership)

Registered address: ***

Managing partner: ***

Party B: I-Mab Bio-tech (Tianjin) Co., Ltd.

Registered address: ***

Legal representative: ***

Party C: Qianhai Ark (Cayman) Investment Co. Limited

Registered address: ***

Authorized signatory: ***

Party D: I-Mab

Registered address: ***

Authorized signatory: ***

Party E: I-Mab Biopharm Limited

Registered address: ***

Authorized signatory: ***

Party F: Qianhai Mother Fund Equity Investment (Shenzhen) Co., Ltd.

Registered address: ***

Legal representative: ***

WHEREAS,

1.

Party B is a Chinese-foreign joint venture incorporated and existing under the laws of the People’s Republic of China with registered capital of US$80,062,985. At present, Party A holds 2.273% of Party B’s equity (corresponding to its subscribed Party B’s registered capital of US$1,819,613) (hereinafter referred to as “Target Equity”);

2.

For the purpose of Party D’s initial public offering and listing of its shares (hereinafter referred to as “Listing”) on [***] (hereinafter referred to as the “[***]”), Party B’s existing equity structure needs a series of restructuring adjustments (hereinafter referred to as the “Restructuring”) to make it meet the requirements of Listing on [***], of which Party A intends to convert through a series of restructuring the equity of Party B directly held by Party A and the rights and interests related thereto into its shareholding in Party D through Party F and Party C; and

3.

Under the Option Agreement signed jointly by the parties on September 25, 2017, Party D grants Party A or its affiliates the right to subscribe for certain shares issued by Party D at the agreed subscription price. Party A pays the price for such subscription by transferring the equity of Party B held by Party A to Party E.

In order to facilitate implementation of this restructuring step and realize of the above-mentioned restructure objectives, the parties hereby enter into this Agreement and agree to be bound hereby:

Article 1 Overall arrangement of this restructuring plan

1.

Equity Rollover: Party A intends to roll over the equity of Party B directly held by Party A into equity in Party D to be held by Party F and Party C (hereinafter referred to as “Equity Rollover”). The Equity Rollover shall be implemented as follows: Party A, through Party F and Party C, subscribes for the additional shares issued by Party D at certain share price (hereinafter referred to as “share subscription price”); Party D pays Party E the share subscription price received by Party D in the form of capitalization (capital increase or loan); and Party E purchases the Target Equity of Party B held by Party A at the consideration of the share subscription price received by Party E.

2.

Convertible Bonds (CB): under the Loan Agreement signed by Party A, Party B and I-Mab Bio-tech (Tianjin) Co., Ltd. on September 25, 2017 (hereinafter referred to as the “Loan Agreement”), Party A provides Party B with a loan of $1,250,000 in principal. Under the Loan Agreement, Party A shall have the right to convert its creditor’s rights thereunder to the equity interest in Party B (hereinafter referred to as the “Equity Conversion Arrangement”). The Parties agree that (1) Party A shall irrevocably and unconditionally waive and release Party B’s obligation to pay interest on the loan under the Loan Agreement, which means that Party B is not obligated to repay the interest under the Loan Agreement; and (2) the Equity Conversion Arrangement contemplated under the Loan Agreement shall be fully terminated without any further affect. Party A further agrees and acknowledges that it does not have any rights to any equity or any proposed new registered capital of Party B (hereinafter referred to as the “Termination of Equity Conversion Arrangement”). In addition, as an alternative to the Equity Conversion Arrangement, the Parties agree to provide separately convertible bonds in the amount of US$1,250,000 from Party C to Party D, the conditions to convert which bonds into equity shall, subject to compliance with all applicable regulatory requirements of the [***], be substantially similar with the conditions provided for equity conversion in the Loan Agreement (hereinafter referred to as the “Alternative Equity Conversion”, and collectively with the Termination of Equity Conversion Arrangement, the “Convertible Bond Arrangement”). In respect of the Convertible Bond Arrangement, Party A and Party B, and Party C and Party D intend to further sign a supplementary agreement on the Loan Agreement after signing this Agreement, and reach an agreement on the above matters in the supplementary agreement. For the avoidance of doubt, the Convertible Bond Arrangement shall not take effect until and unless the Parties execute the relevant supplementary agreement.

3.

Warrant: According to the Warrant to Purchase Series B Preferred Shares of I-Mab entered into by and between Party E and Party A on September 25, 2017 (hereinafter referred to as “Warrant Agreement”), Party A has the right to subscribe up to 515,914 shares of Series B preferred shares issued by I-Mab at the price of US$6.057213 per share (hereinafter referred to as “Warrant”). The Parties agree that Party C shall pay the price of subscription for exercising the Warrant to Party D’s account by taking Step 1 provided hereunder no later than 35 days before the date of Party D’s decision to submit the listing application to [***], so that Party D may have time to effect additional issuance and registration of shares; otherwise Party C will be deemed to have waived the Warrant (Party D initially decided to submit listing application by [***], unless otherwise agreed by the parties).

Article 2 Implementation steps of this Restructuring plan

1.

Step 1: Party C shall reach a share subscription agreement with Party D by April 15, 2018, whereby Party C shall make capital contribution to Party D in the amount of US$[5,160,667] (including the equity subscription price of US$2,035,667 and the share option price of US$3,125,000. If Party A waives such subscription right, the amount of capital contribution is US$2,035,667), and the number of additional shares to be subscribed by Party C from Party D is [1,971,463] shares (if Party A waives such subscription right, the number of shares for subscription is [1,455,549] shares). On the same day, Party C and Party D shall sign a convertible bond agreement, whereby Party C shall subscribe for the convertible bonds of US$1,250,000 issued by Party D. Party C shall pay the share subscription price and convertible bond subscription amount to Party D within 5 business days after the execution of the aforementioned agreement.

2.

Step 2: Within five (5) business days after receiving the share subscription price under Step 1, Party D shall provide the share subscription price received under Step 1 to Party E in the form of [capital increase or shareholder loan].

3.

Step 3: Party A and Party E shall sign the equity transfer agreement on the same day as the agreements signed under Step 1, which provides that Party A shall transfer all the shares of Party B held by Party A to Party E, and the Target Equity transfer price shall be determined on the basis of the results of asset evaluation. Party B has appointed an appraiser to evaluate the overall value of Party B based on asset-based method and issue an appraisal report by March 30, 2018. The Parties confirm and agree to use such report as the pricing basis for Party A to transfer its equity interest in Party B to Party E. The Parties agree to make every effort to take feasible actions to complete the transfer of such shares and to urge Party B to go through the formalities for industrial and commercial registration as soon as possible for the transfer of such shares. The tax involved in the equity transfer under this step is stamp duty, which is required to by paid by each of Party A and Party E at an amount equal to 0.05% of equity transfer price. The Parties agree that in order to simplify the transaction procedures, the stamp duty to be payable under this step shall be borne by Party A.

4.	If Party D fails to complete the Listing on [***] by [the latest Listing date provided under the shareholders’ agreement], the Parties to this agreement will make separate negotiations.

Article 3 Duties of the Parties

1.

Party A confirms that in respect of the restructuring under this Agreement, it will go through the corresponding procedures for overseas investment through Party F based on Party A’s funding position. Such procedures shall include: (i) The procedures for the review and approval of overseas investment for Party C’s capital increase by Party F, including obtaining the notification of overseas investment filing issued by the National Development and Reform Commission for overseas investment; obtaining the approval certificate for enterprise overseas investment issued by the competent commercial authority; and relevant registration required for going through the formalities necessary for exchange and payment of foreign currency; (ii) after Party A completes the capital increase to Party D through Party E and Party C, Party F shall go through the formalities for the filing of reinvestment of outbound investment with the competent commercial authority. Party A shall further confirm that the share subscription price and convertible bond subscription payments to Party B under Step 1, Article 2 of this Agreement shall be paid to the account designated by Party D in connection with the restructuring under this Agreement, regardless of the use of domestic or overseas funds. Party A and Party F jointly promise to provide scanned copies of the relevant documents to Party B after completing the procedures for outbound investment.

2.

The Parties acknowledge and agree that, as long as it is permitted under applicable laws, regulations and policies, they shall ensure or urge their appointed directors to sign and complete all contracts, agreements, board resolutions, shareholders’ meeting resolutions/shareholder decisions, commitments or other documents related to this Restructuring, take and/or urge their appointed directors or authorized representatives to take all actions required to complete this Restructuring, including but not limited to submitting applications to government agencies, submitting reasonably required or appropriate documents for approvals and registration in relation to this Restructuring, and obtaining all government agency approvals and internal authorizations required to complete the Restructuring in accordance with the laws, in order to facilitate the various restructuring steps proposed in this Agreement to take effect or have legal effect.

3.

The Parties acknowledge and agree that all tax liabilities arising from or involved in the transactions under this Agreement shall be borne by the applicable taxpayer in accordance with the law, and the other Parties shall be obliged to provide necessary assistance to the taxpayer in fulfilling their tax obligations.

Article 4 Confidentiality

The Parties warrant to keep in confidence the documents and information obtained by it in the course of discussion, signing and execution of this Agreement (including, but not limited to, business secrets, company plans, operational activities, financial information, technical information, operational information and other business secrets) which belong to the other Party and cannot be obtained in public domains. Without consent of the original party disclosing such information, the other Parties shall not disclose or transfer all or part of the business secret to any third party, unless it is disclosed to any third party by the parties and/or the relevant cooperating entities of the parties for the purpose of completing the restructuring and fundraising, and otherwise required by laws and regulations or agreed in writing by the parties. The term of confidentiality shall be from the date on which any Party is notified of such confidential information until the second (2) anniversary of the date of signing this Agreement.

Article 5 Applicable Law and Dispute Resolution

The laws of the People’s Republic of China shall apply to the execution, validity and performance of this Agreement and the resolution of disputes therein, and shall be interpreted in accordance with their interpretation. All disputes arising from this Agreement shall be revolved friendly through negotiation. In case no resolution can be reached through negotiation, the Parties agree to submit the case to the China International Economic and Trade Arbitration Commission for arbitration. The arbitral award shall be final and binding upon all Parties. The arbitration shall be conducted in [Beijing], and the language used in the arbitration shall be Chinese.

Article 6 Effectiveness

This Agreement shall come into force on the date of signature by the parties and shall be legally binding on the Parties (this Agreement may be scanned by one Party into a PDF document after signature and shall be continued to be signed by the other parties on the printed document of this PDF document and scanned into a PDF document for distribution to the other Parties. The signature of the PDF document has legal effect). The specific operation of the subsequent steps shall be made in accordance with the provisions under the relevant agreements to be signed therefor.

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(No text, signature page of the “Re-organization Framework Agreement” signed by the parties on April 18, 2018)

Party A: Qianhai Equity Investment Fund (Co., Limited)

Managing partner: ***

/s/ Qianhai Equity Investment Fund (Co., Limited)

Party B: I-Mab Bio-tech (Tianjin) Co., Ltd. (seal)

/s/ I-Mab Bio-tech (Tianjin) Co., Ltd.

Party C: Qianhai Ark (Cayman) Investment Co. Limited

/s/ Qianhai Ark (Cayman) Investment Co. Limited

Party D: I-Mab

/s/ I-Mab

Party E: I-Mab Biopharm Limited

/s/ I-Mab Biopharm Limited

Party F: Qianhai Mother Fund Equity Investment (Shenzhen) Co., Ltd. (seal)

/s/ Qianhai Mother Fund Equity Investment (Shenzhen) Co., Ltd.